Acquisition of Additional Interest in the Soto Norte Project	12 Months Ended
Dec. 31, 2024
Asset Acquisition [Abstract]
Acquisition of Additional Interest in the Soto Norte Project	Acquisition of Additional Interest in the Soto Norte Project
On June 28, 2024, the Company acquired an additional 31% joint venture interest in the Soto Norte Project from Mubadala, resulting in the Company increasing its ownership interest in the Soto Norte Project to 51% and obtaining control over the Soto Norte Project.

The consideration for this acquisition was comprised of:
•15,750,000 common shares issued to Mubadala, and
•6,000,000 common shares issuable to Mubadala upon the receipt of an environmental license for the Soto Norte Project.

The transaction has been accounted for as an asset acquisition, as it did not meet the criteria for a business combination under IFRS 3, Business Combinations. This classification reflects consideration of the concentration test and the early stage of exploration and evaluation of PSN, where significant inputs and processes that constitute a business have not yet been established. As a result, the consideration paid has been allocated to the acquired assets and assumed liabilities based on their relative fair value. Additionally, the Company has capitalized acquisition costs related to the PSN Transaction as part of the total consideration paid.
The total consideration paid was allocated based on the relative fair value of the assets and the liabilities acquired as shown below:

Consideration paid
15,750,000 common shares issued and 6,000,000 contingently issuable common shares of Aris Mining (Note 13b)	$180,920
Previously held interest in the Soto Norte Project (Note 7)	108,363
Acquisition costs and project funding ⁽¹⁾	6,085
Total consideration paid	$295,368

Fair value of assets acquired and liabilities assumed
Cash and cash equivalents	$5,251
Prepaid expenses and other receivables	213
Mining interests, plant and equipment (Note 8)	4,790
Exploration and evaluation assets (Note 8)	578,110
Accounts payable and accrued liabilities	(2,511)
Reclamation and rehabilitation provision (Note 11)	(1,690)
Deferred revenue (Note 12c)	(5,010)
Non-controlling interest	(283,785)
Assets acquired and liabilities assumed	$295,368
(1)Acquisition costs and project funding consist of legal and advisory fees associated with the transaction ($1.0 million) and funding advanced by the Company on behalf of Mubadala prior to the close of the transaction ($5.1 million).

The fair values of cash and cash equivalents, prepaid expenses and other receivables, and accounts payable and accrued liabilities (each of which is a Level 1 fair value measurement) was determined to approximate their carrying amounts. The Company retained an independent valuation specialist to assist with the determination of the fair value of the mining interests, plant and equipment, and exploration and evaluation assets acquired, with consideration given to both market and income-based valuation methodologies (a Level 3 fair value measurement). The Company estimated the fair value of the Soto Norte Project using a market multiples approach based on comparable public companies that operate in similar jurisdictions and precedent transactions. The fair value of the reclamation and rehabilitation provision was determined using the estimated inflated undiscounted costs to be incurred with respect to remediation of current disturbances and reclamation activities related to the existing infrastructure of the Soto Norte Project. The streaming obligation has been recognized at fair value using a discounted cash flow model using discount rates that reflect the risks inherent in the expected future cash flows at the acquisition date.